                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   September 9, 1998
                                                --------------------------------

                                  ADAPTEC, INC.
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               (Exact name of registrant as specified in charter)


          DELAWARE                      0-15071                  94-2748530
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



691 S. MILPITAS DRIVE, MILPITAS, CALIFORNIA                        95035
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (408) 945-8600
                                                  ------------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

     On September 9, 1998, Adaptec, Inc. issued a press release describing certain cost-cutting and corporate restructuring actions and, on September 17, 1998, it issued a press release describing the expected charges relating to those actions. The information contained in said press releases is incorporated herein by reference.

   EXHIBIT NUMBER        DESCRIPTION
   --------------        -----------
        99.1             PRESS RELEASE DATED SEPTEMBER 9, 1998.
        99.2             PRESS RELEASE DATED SEPTEMBER 17, 1998

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 24, 1998                    ADAPTEC, INC.


                                            /s/ Andrew J. Brown
                                            ------------------------------------
                                            Andrew J. Brown,
                                            Interim CFO
                                            Vice-President, Corporate Controller

                                 EXHIBIT INDEX

   EXHIBIT NUMBER        DESCRIPTION
   --------------        -----------
        99.1             PRESS RELEASE DATED SEPTEMBER 9, 1998.
        99.2             PRESS RELEASE DATED SEPTEMBER 17, 1998

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